UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

	Principal Amount	Value
Corporate Bonds and Notes—0.8%
Hexagon Reinsurance DAC:
6.50% [EUR003M+650] Unsec. Nts., 1/19/22[1,2]	EUR 750,000	$ 900,337
8.00% [EUR003M+800] Unsec. Nts., 1/19/22[1,2]	EUR 1,000,000	1,199,850

Total Corporate Bonds and Notes (Cost $2,052,662)		2,100,187
Event-Linked Bonds—92.0%
Earthquake—27.4%
Acorn Re Ltd. Catastrophe Linked Nts., 4.546% [US0006M+329], 7/17/18[1,2]	3,500,000	3,529,225
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[1,2]	EUR 3,000,000	3,613,678
Bosphorus Ltd. Catastrophe Linked Nts., 4.761% [US0006M+325], 8/17/18[2,3]	2,400,000	2,428,200
Buffalo Re Ltd. Catastrophe Linked Nts.:
4.641% [US0006M+325], 4/7/20[1,2]	2,250,000	2,233,687
8.141% [US0006M+675], 4/7/20[1,2]	1,500,000	1,480,650
Golden State Re II Ltd. Catastrophe Linked Nts., 3.591% [T-BILL 3MO+220], 1/8/19[1,2]	3,750,000	3,773,062
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 5.144% [T-BILL 3MO+375], 11/25/19[1,2]	2,625,000	2,647,181
Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.638% [T-BILL 3MO+225], 4/6/18[1,2]	4,250,000	4,257,437
3.888% [T-BILL 3MO+250], 4/6/18[1,2]	3,950,000	3,954,937
Merna Re Ltd. Catastrophe Linked Nts.:
3.383% [T-BILL 3MO+200], 4/8/20[2,3]	3,500,000	3,501,925
3.633% [T-BILL 3MO+225], 4/8/19[1,2]	3,500,000	3,508,225
Nakama Re Ltd. Catastrophe Linked Nts.:
3.329% [US0006M+220], 10/13/21[1,2]	3,100,000	3,155,025
3.508% [T-BILL 3MO+212.5], 1/16/19[1,2]	2,500,000	2,507,625
3.633% [T-BILL 3MO+225], 4/13/18[1,2]	2,000,000	2,009,100
3.883% [T-BILL 3MO+250], 4/13/18[1,2]	2,750,000	2,752,062
4.258% [T-BILL 3MO+287.5], 1/16/20[2,3]	2,790,000	2,818,318
4.258% [T-BILL 3MO+287.5], 1/14/21[1,2]	2,000,000	2,015,100
4.379% [US0006M+325], 10/13/21[1,2]	3,750,000	3,818,438
4.633% [T-BILL 3MO+325], 1/14/21[2,3]	2,750,000	2,821,363
Panda Re Ltd. Catastrophe Linked Nts., 5.433% [T-BILL 3MO+405], 7/9/18[2]	1,750,000	1,775,638
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
5.073% [US0006M+375], 6/9/20[1,2]	2,850,000	2,864,108
7.573% [US0006M+625], 6/9/20[1,2]	3,450,000	3,482,603
Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [MM+400], 12/10/19[1,2]	2,000,000	1,980,300
4.00% [MM+400], 12/10/20[1,2]	2,250,000	2,256,750
5.00% [MM+500], 9/21/18[2,3]	1,000,000	993,850
5.25% [MM+525], 12/10/20[1,2]	750,000	752,250
6.00% [MM+600], 5/27/20[1,2]	4,250,000	4,277,413

		75,208,150

1        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Longevity—0.5%
Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647% [US0006M+290], 1/8/21[1,2]	$ 1,500,000	$ 1,543,125
Multiple Event—39.2%
Atlas IX Capital DAC Catastrophe Linked Nts.:
4.525% [US0003M+325], 1/17/19[1,2]	2,000,000	2,029,100
9.36% [US0003M+783], 1/7/19[1,2]	2,000,000	1,403,600
Blue Halo Re Ltd. Catastrophe Linked Nts.:
9.633% [T-BILL 3MO+825], 7/26/19[1,2]	2,250,000	2,144,025
15.383% [T-BILL 3MO+1,400], 6/21/19[1,2]	4,500,000	3,835,800
Bonanza Re Ltd. Catastrophe Linked Nts.:
5.254% [US0006M+375], 12/31/19[1,2]	1,000,000	945,350
6.504% [US0006M+500], 12/31/19[1,2]	1,000,000	933,950
Caelus Re IV Ltd. Catastrophe Linked Nts., 6.876% [T-BILL 3MO+549], 3/6/20[1,2]	2,000,000	2,075,100
Caelus Re V Ltd. Catastrophe Linked Nts.:
4.636% [T-BILL 3MO+325], 6/5/20[1,2]	3,250,000	3,208,562
5.886% [T-BILL 3MO+450], 6/5/20[1,2]	1,250,000	1,193,500
10.636% [T-BILL 3MO+925], 6/5/20[1,2]	3,750,000	349,125
Citrus Re Ltd. Catastrophe Linked Nts., 7.076% [US0006M+600], 3/18/20[1,2]	1,500,000	1,427,850
Cranberry Re Ltd. Catastrophe Linked Nts.:
3.335% [US0006M+200], 7/13/20[1,2]	3,500,000	3,515,575
5.283% [T-BILL 3MO+390], 7/6/18[1,2]	1,000,000	1,012,050
East Lane Re VI Ltd. Catastrophe Linked Nts.:
4.033% [T-BILL 3MO+265], 3/14/18[1,2]	1,350,000	1,354,387
4.773% [T-BILL 3MO+339], 3/13/20[1,2]	3,000,000	3,022,050
Fortius Re II Ltd. Catastrophe Linked Nts., 4.803% [US0006M+375], 7/7/21[1,2]	3,000,000	3,037,650
Galilei Re Ltd. Catastrophe Linked Nts.:
5.625% [US0006M+450], 1/8/20[1,2]	3,500,000	3,548,125
5.645% [US0006M+450], 1/8/21[1,2]	2,000,000	2,032,900
6.395% [US0006M+525], 1/8/21[1,2]	1,500,000	1,505,250
14.375% [US0006M+1,325], 1/8/20[1,2]	1,500,000	1,406,100
14.395% [US0006M+1,325], 1/8/21[1,2]	3,000,000	2,812,800
Galileo Re Ltd. Catastrophe Linked Nts.:
14.631% [T-BILL 3MO+1,324], 1/8/19[1,2]	3,500,000	3,210,200
14.891% [T-BILL 3MO+1,350], 1/8/18[1,2]	1,000,000	1,004,250
18.705% [US0003M+1,750], 11/6/20[1,2]	1,550,000	1,543,335
Kilimanjaro II Re Ltd. Catastrophe Linked Nts., 11.544% [US0006M+1,000], 4/20/21[1,2]	3,000,000	2,722,200
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 10.644% [T-BILL 3MO+925], 12/6/19[1,2]	2,750,000	2,685,925
Lion II RE DAC Catastrophe Linked Nts., 3.00% [EUR003M+300], 7/15/21[1,2]	EUR 4,500,000	5,402,834
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts.:
8.24% [MM+824], 1/8/18[1,2]	1,250,000	1,227,625
13.706% [T-BILL 3MO+1,232], 1/8/18[1,2]	2,750,000	1,727,275
18.676% [T-BILL 3MO+1,729], 1/8/18[1,2]	3,750,000	319,125

2        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Principal Amount	Value
Multiple Event (Continued)
Long Point Re III Ltd. Catastrophe Linked Nts., 3.50% [MM+ 350], 5/23/18[1,2]	$ 1,000,000	$ 1,006,950
MetroCat Re Ltd. Catastrophe Linked Nts., 5.083% [T-BILL 3MO+370], 5/8/20[1,2]	3,000,000	3,021,450
Northshore Re II Ltd. Catastrophe Linked Nts., 8.633% [T-BILL 3MO+725], 7/6/20[1,2]	2,250,000	2,287,462
PennUnion Re Ltd. Catastrophe Linked Nts., 5.883% [T-BILL 3MO+450], 12/7/18[1,2]	1,000,000	1,006,650
Residential Reinsurance 2013 Ltd., 4.383% [T-BILL 3MO+300], 3/6/18[1,2]	2,120,000	985,800
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 16.363% [T-BILL 3MO+1,498], 6/6/18[1,2]	5,000,000	2,126,500
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 12.353% [T-BILL 3MO+1,097], 6/6/19[1,2]	4,250,000	2,993,700
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
4.633% [T-BILL 3MO+325], 6/6/20[1,2]	1,000,000	998,950
12.933% [T-BILL 3MO+1,155], 6/6/20[1,2]	4,750,000	2,495,650
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
17.761%, 6/6/18[1,4]	1,750,000	456,050
22.802%, 12/6/18[1,4]	1,500,000	1,196,475
Riverfront Re Ltd. Catastrophe Linked Nts.:
5.883% [T-BILL 3MO+450], 1/15/21[1,2]	3,500,000	3,486,875
7.633% [T-BILL 3MO+625], 1/15/21[1,2]	2,750,000	2,729,100
Sanders Re Ltd. Catastrophe Linked Nts.:
4.514% [US0006M+300], 12/6/21[1,2]	3,750,000	3,754,688
4.704% [US0006M+325], 6/5/20[1,2]	3,000,000	2,999,250
Spectrum Capital Ltd. Catastrophe Linked Nts., 7.111% [US0006M+575], 6/8/21[1,2]	1,750,000	1,707,475
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts.:
8.633% [T-BILL 3MO+725], 1/8/22[1,2]	750,000	751,163
10.383% [T-BILL 3MO+900], 1/8/22[1,2]	1,250,000	1,251,938
12.383% [T-BILL 3MO+1,100], 1/8/22[1,2]	750,000	751,144
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.40% [MM+540], 1/8/18[1,2]	4,500,000	4,511,475
7.43% [MM+743], 1/8/18[1,2]	3,000,000	3,007,650
Tramline Re II Ltd. Catastrophe Linked Nts., 9.633% [T-BILL 3MO+825], 1/4/19[1,2]	1,550,000	1,552,558

		107,714,571
Other—2.1%
Benu Capital Ltd. Catastrophe Linked Nts., 3.35% [EUR003M+335], 1/8/20[2,3]	EUR 500,000	610,124
Horse Capital I DAC Catastrophe Linked Nts., 12.00% [EUR003M+1,200], 6/15/20[1,2]	EUR 2,250,000	2,715,658
Vitality Re VII Ltd. Catastrophe Linked Nts., 3.533% [T-BILL 3MO+215], 1/7/20[1,2]	1,000,000	1,009,550
Vitality Re VIII Ltd. Catastrophe Linked Nts.: 3.133% [T-BILL 3MO+175], 1/8/21[1,2]	1,000,000	1,003,450

3        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Other (Continued)
Vitality Re VIII Ltd. Catastrophe Linked Nts.: (Continued) 3.383% [T-BILL 3MO+200], 1/8/21[1,2]	$ 500,000	$ 502,575

		5,841,357
Pandemic—0.4%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20[2]	1,000,000	1,006,800
Windstorm—22.4%
Akibare Re Ltd. Catastrophe Linked Nts., 3.689% [US0006M+234], 4/7/20[1,2]	3,710,000	3,763,980
Alamo Re Ltd. Catastrophe Linked Nts.:
5.133% [T-BILL 3MO+375], 6/8/20[1,2]	3,750,000	3,797,812
5.783% [T-BILL 3MO+440], 6/7/19[1,2]	1,000,000	1,018,850
6.193% [T-BILL 3MO+481], 6/7/18[1,2]	3,250,000	3,275,512
Aozora Re Ltd. Catastrophe Linked Nts.:
3.219% [US0006M+200], 4/7/21[1,2]	3,750,000	3,769,687
3.549% [US0006M+220], 4/7/20[1,2]	2,000,000	2,015,900
Calypso Capital II Ltd. Catastrophe Linked Nts., 3.66% [EUR003M+366], 1/8/18[1,2]	EUR 3,500,000	4,199,790
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25% [US0006M+525], 6/4/20[2,3]	1,500,000	1,501,050
17.258% [US0006M+1,600], 6/4/20[2,3,5]	1,250,000	908,125
Citrus Re Ltd. Catastrophe Linked Nts.:
7.50% [T-BILL 3MO+774], 2/25/19[1,2]	1,000,000	961,800
11.523% [T-BILL 3MO+1,014], 4/9/18[1,2]	1,000,000	815,300
12.413% [T-BILL 3MO+1,103], 2/25/19[1,2]	4,500,000	3,342,600
Everglades Re II Ltd. Catastrophe Linked Nts., 6.383% [T-BILL 3MO+500], 5/8/20[1,2]	2,750,000	2,686,887
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 5.304% [T-BILL 3MO+391], 6/7/19[1,2]	2,250,000	2,244,488
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 5.644% [T-BILL 3MO+425], 6/7/21[1,2]	3,000,000	2,919,750
Integrity Re Ltd. Catastrophe Linked Nts.:
5.573% [US0006M+425], 6/10/20[1,2]	3,750,000	3,743,438
15.823% [US0006M+1,450], 6/10/20[1,2]	750,000	631,200
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
6.972% [US0006M+590], 12/20/19[1,2]	2,875,000	2,895,700
10.372% [US0006M+930], 12/20/19[1,2]	2,550,000	2,548,279
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19[2,3]	4,000,000	104,000
Pelican IV Re Ltd. Catastrophe Linked Nts., 3.534% [US0006M+225], 5/5/20[1,2]	3,750,000	3,777,938
Queen Street X Re Ltd. Catastrophe Linked Nts., 7.133% [T-BILL 3MO+575], 6/8/18[1,2]	4,000,000	4,001,400
Queen Street XI Re DAC Catastrophe Linked Nts., 7.533% [T-BILL 3MO+615], 6/7/19[1,2]	3,500,000	3,524,325

4        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Principal Amount	Value
Windstorm (Continued)
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.872% [US0006M+525], 4/8/20[1,2]	$ 3,000,000	$ 3,026,250

		61,474,061

Total Event-Linked Bonds (Cost $275,853,517)		252,788,064

	Shares
Investment Company—6.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[6,7]
(Cost $18,949,088)	18,949,088	18,949,088
Total Investments, at Value (Cost $296,855,267)	99.7%	273,837,339
Net Other Assets (Liabilities)	0.3	947,503

Net Assets	100.0%	$ 274,784,842

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $236,418,858 or 86.04% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $15,686,955, which represents 5.71% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Benu Capital Ltd. Catastrophe Linked Nts., 3.35% [EUR003M+335], 1/8/20	1/8/16	$547,387	$610,124	$62,737
Bosphorus Ltd. Catastrophe Linked Nts., 4.761% [US0006M+325], 8/17/18	8/11/15-5/25/16	2,400,637	2,428,200	27,563
Casablanca Re Ltd. Catastrophe Linked Nts., 5.25% [US0006M+525], 6/4/20	5/26/17	1,500,000	1,501,050	1,050
Casablanca Re Ltd. Catastrophe Linked Nts., 17.258% [US0006M+1600], 6/4/20	5/26/17	1,250,000	908,125	(341,875)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-Bill 3MO+50], 3/10/19	3/2/16	4,000,000	104,000	(3,896,000)
Merna Re Ltd. Catastrophe Linked Nts., 3.383% [T-BILL 3MO+200], 4/8/20	3/22/17-10/5/17	3,507,177	3,501,925	(5,252)
Nakama Re Ltd. Catastrophe Linked Nts., 4.258% [T-BILL 3MO+287.5], 1/16/20	12/12/14-5/11/17	2,804,292	2,818,318	14,026
Nakama Re Ltd. Catastrophe Linked Nts., 4.633% [T-BILL 3MO+325], 1/14/21	12/14/15	2,750,000	2,821,363	71,363
Ursa Re Ltd. Catastrophe Linked Nts., 5.00% [MM+500], 9/21/18	3/29/16-1/5/17	1,007,257	993,850	(13,407)

		$19,766,750	$15,686,955	$(4,079,795)

4. Zero coupon bond reflects effective yield on the original acquisition date.

5        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	439,764	33,341,687	14,832,363	18,949,088

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$18,949,088	$18,451	$—	$—

Forward Currency Exchange Contracts as of December 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	03/2018	USD	2,067	EUR	1,750	$—	$ 42,413
DEU	03/2018	USD	16,327	EUR	13,750	—	246,678

Total Unrealized Appreciation and Depreciation						$—	$ 289,091

Glossary:

Counterparty Abbreviations

CITNA-B	Citibank NA
DEU	Deutsche Bank AG

Currency abbreviations indicate amounts reporting in currencies

EUR	Euro

Definitions
EUR003M	EURIBOR 3 Month ACT/360
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MM	Money Market Reference Rate
T-BILL 3MO	US Treasury Bill 3 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

6        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

1. Organization

Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations,

7        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

8        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$2,100,187	$—	$ 2,100,187
Event-Linked Bonds	—	251,879,939	908,125	252,788,064
Investment Company	18,949,088	—	—	18,949,088

Total Assets	$18,949,088	$253,980,126	$908,125	$ 273,837,339

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(289,091)	$—	$ (289,091)

Total Liabilities	$—	$(289,091)	$—	$ (289,091)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

At period end, securities with an aggregate market value of $252,788,064, representing 92% of the Fund’s net assets were comprised of event-linked bonds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

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4. Investments and Risks (Continued)

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps,

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,779,313 and $19,000,284, respectively.

12        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing,

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

14        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018